SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 F O R M    8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       May 3, 2004
                                                     ------------------------


                                NORTH BAY BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                  0-31080                 68-0434802
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)             File Number)          Identification No.)

1190 Airport Road, Suite 101, Napa, California                 94558
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code     (707) 257-8585
                                                  ------------------------------
                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.       Financial Statements and Exhibits.

              (b)  Exhibits

                   99.1 Press release announcing earnings for the quarter ended March 31, 2004.

Item 12.     Results of Operations and Financial Condition


Earnings Release. On May 3, 2004, North Bay Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: May 4, 2004          NORTH BAY BANCORP



                            /s/ TERRY L. ROBINSON
                           -----------------------------------------------------
                           Terry L. Robinson, President and Chief
                           Executive Officer (Principal Executive Officer)


                                                                               3